UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

FLIR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21918	93-0708501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27700 SW Parkway Avenue Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 498-3547

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FLIR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on May 14, 2021 (the “Closing Date”) of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 4, 2021, by and among FLIR Systems, Inc. (“FLIR”), Teledyne Technologies Incorporated, a Delaware corporation (“Teledyne”), Firework Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Teledyne (“Merger Sub I”), and Firework Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Teledyne (“Merger Sub II”). Pursuant to the Merger Agreement, (i) at approximately 9:00 a.m. Eastern Time on May 14, 2021 (the “Effective Time”), Merger Sub I merged with and into FLIR (“Merger I”), with FLIR continuing as the surviving entity and a wholly owned subsidiary of Teledyne (the “Surviving Corporation”), and (ii) at approximately 9:01 a.m. Eastern Time on May 14, 2021, the Surviving Corporation merged with and into Merger Sub II, with Merger Sub II continuing as the surviving entity (“Merger II” and, together with Merger I, the “Mergers”). In connection with the consummation of the Mergers, Merger Sub II, as the surviving entity in Merger II, was renamed Teledyne FLIR, LLC (“Teledyne FLIR”).

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Mergers, Teledyne paid off all amounts outstanding (other than certain contingent reimbursement obligations with respect to outstanding letters of credit) under FLIR’s Second Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of March 29, 2019, by and among FLIR, certain subsidiaries of FLIR, as designated borrowers, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and U.S. Bank National Association, as co-syndication agents, Citibank, N.A. and MUFG Union Bank, N.A., as co-documentation agents, and the other lenders party thereto. Effective upon such repayment, all commitments under the Credit Agreement and the Credit Agreement and all related loan documents (other than any provisions which expressly survive the termination thereof and the existing letters of credit issued under the Credit Agreement and any other agreements or documents in respect of such letters of credit) were terminated and became null and void.

The Credit Agreement is more fully described in FLIR’s Current Report on Form 8-K filed on April 1, 2019 with the U.S. Securities and Exchange Commission (“SEC”), which description is incorporated herein by reference. The description of the Credit Agreement incorporated by reference is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Credit Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

As provided in the Merger Agreement, upon consummation of Merger I, at the Effective Time:

•

each share of common stock, $0.01 par value per share, of FLIR (“FLIR Common Stock”) issued and outstanding immediately prior to the Effective Time (other than FLIR Common Stock owned or held (x) in treasury or otherwise by FLIR or any of its subsidiaries, (y) by Teledyne or any of its subsidiaries or (z) by any person who is entitled to demand and properly demands appraisal of such shares under Delaware law) was converted into the right to receive the merger consideration (the “Merger Consideration”), consisting of (i) $28.00 in cash, without interest, and (ii) 0.0718 validly issued, fully paid and non-assessable shares of common stock of Teledyne, par value $0.01 per share (“Teledyne Common Stock”), and, where applicable, cash in lieu of fractional shares;

•

each FLIR stock option outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive a cash payment equal to (x) the excess of $56.00 over the exercise price per share of such stock option, multiplied by (y) the number of shares of FLIR Common Stock subject to such stock option, less applicable tax withholdings;

•

each FLIR restricted stock unit subject solely to service-based vesting requirements (“RSU”) granted prior to the date of the Merger Agreement that was outstanding immediately prior to the Effective Time was converted into the right to receive $56.00 in cash in respect of each share of FLIR Common Stock subject to such RSU;

•

each RSU awarded after the date of the Merger Agreement that was outstanding immediately prior to the Effective Time and was held by (x) any FLIR director, (y) any FLIR officer who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to FLIR or (z) an executive of FLIR who has a “change of control” agreement (in each case, an “Accelerated RSU Holder”) was converted into the right to receive $56.00 in cash in respect of each share of FLIR Common Stock subject to such RSU;

•

each RSU awarded after the date of the Merger Agreement that was outstanding immediately prior to the Effective Time and was held by any individual who is not an Accelerated RSU Holder was converted into a restricted stock unit with respect to a number of shares of Teledyne Common Stock (each, an “Adjusted RSU”) equal to the product obtained by multiplying (x) the total number of shares of FLIR Common Stock subject to such RSU immediately prior to the Effective Time by (y) 0.1436, with any fractional shares to be paid in cash. Upon conversion, each such Adjusted RSU is otherwise subject to the same terms and conditions applicable to the corresponding RSU under the applicable FLIR equity plan and the applicable award agreement under which the RSU was issued, including vesting terms; and

•

each FLIR restricted stock unit subject to service-based and performance-based vesting requirements (“PRSU”) granted prior to the date of the Merger Agreement that was outstanding immediately prior to the Effective Time was converted into the right to receive $56.00 in cash in respect of each share of FLIR Common Stock subject to such PRSU. The number of shares of FLIR Common Stock underlying each PRSU that vested was equal to the greater of (x) the target number of shares set forth in the award agreement for such PRSU and (y) the number of shares that would be achieved based on the actual achievement of the applicable performance goals if the applicable performance period ended on the last day of FLIR’s calendar quarter immediately preceding the first public announcement of the transactions contemplated by the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to FLIR’s Current Report on Form 8-K filed on January 6, 2021 with the SEC and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, FLIR notified the Nasdaq Global Select Market (“NASDAQ”) of the consummation of Merger I and requested that NASDAQ file with the SEC a notification of removal from listing on Form 25 in order to delist FLIR Common Stock from NASDAQ and deregister FLIR Common Stock under Section 12(b) of the Exchange Act. The Surviving Corporation intends to file with the SEC a certification on Form 15 requesting that FLIR’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Effective Time, all shares of FLIR Common Stock issued and outstanding immediately prior to the Effective Time (other than FLIR Common Stock owned or held (x) in treasury or otherwise by FLIR or any of its subsidiaries, (y) by Teledyne or any of its subsidiaries or (z) by any person who is entitled to demand and properly demands appraisal of such shares under Delaware law, which were cancelled and ceased to exist) were converted into the right to receive the Merger Consideration and were cancelled and ceased to exist.

The information provided in the Introductory Note and Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, as contemplated by the Merger Agreement, Merger Sub I merged with and into FLIR, with FLIR continuing as the surviving entity and wholly owned subsidiary of Teledyne, and immediately thereafter, the Surviving Corporation merged with and into Merger Sub II, with Merger Sub II continuing as the surviving entity. The aggregate consideration payable by Teledyne was approximately $8.2 billion including net debt, the cash portion of which Teledyne funded with the proceeds of its debt financing, including a bond offering completed in March 2021, a term loan credit agreement and its amended and restated credit agreement, and cash on hand.

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Each of FLIR’s directors resigned from his or her respective position as a member of the board of directors of FLIR and from any and all committees thereof effective immediately prior to the Effective Time and the directors of Merger Sub I became the directors of the Surviving Corporation as of the Effective Time. At the Effective Time, all of FLIR’s officers ceased to be officers of FLIR and the officers of Merger Sub I became the officers of the Surviving Corporation. Following the consummation of Merger II, Robert Mehrabian, Edwin Roks, Melanie S. Cibik and Jason VanWees will be directors of Teledyne FLIR and the following persons will be executive officers of Teledyne FLIR:

Name	Title
Robert Mehrabian	Executive Chairman
Edwin Roks	President and Chief Executive Officer
Jason VanWees	Executive Vice President
Todd Booth	Senior Vice President and Chief Financial Officer
Susan L. Main	Senior Vice President
Melanie S. Cibik	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

Item 8.01.	Other Events.

As previously announced, FLIR’s board of directors declared a quarterly cash dividend of $0.17 per share on FLIR Common Stock payable on June 4, 2021 to shareholders of record as of the close of business on May 21, 2021. Since the Closing Date has occurred prior to May 21, 2021, the dividend will not be paid.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 4, 2021, by and among Teledyne Technologies Incorporated, Firework Merger Sub I, Inc., Firework Merger Sub II, LLC and FLIR Systems, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on January 6, 2021 (File Number 000-21918)).

10.1	Second Amended and Restated Credit Agreement, dated as of March 29, 2019, by and among FLIR Systems, Inc., certain subsidiaries of FLIR Systems, Inc., as designated borrowers, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and U.S. Bank National Association, as co-syndication agents, Citibank, N.A. and MUFG Union Bank, N.A., as co-documentation agents, and the other lenders party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on April 1, 2019 (File Number 000-21918)).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2021

TELEDYNE FLIR, LLC Successor by merger to FLIR SYSTEMS, INC.

By:	/s/ Melanie S. Cibik
Melanie S. Cibik
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary